Principal Life Insurance Company
Principal Life Insurance Company Variable Life Separate Account
Supplement dated September 19, 2025
to the Summary Prospectus for Existing Investors dated May 1, 2025 for
Principal® Variable Universal Life Income IV
(as previously supplemented)

This supplement updates information contained in the Updating Summary Prospectus for Existing Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

Add the following section immediately prior to the section titled “UPDATED INFORMATION ABOUT YOUR POLICY”:

SPECIAL TERMS
The terms defined below are used throughout this prospectus.
Company (and we, us, our) – Principal National Life Insurance Company.
Data Pages - the pages of the policy which contain information specific to you, to the Insured and the Policy. Current or revised Data Pages may be sent to you from time to time which reflect the current status of your Policy.
Division – a part of the Separate Account which invests in shares of a corresponding Underlying Fund. The "Money Market Division" refers to the Fidelity VIP Government Money Market Division.
Face Amount – the amount used to determine the death benefit.
Fixed Account – the portion of the Policy Value that is held in our General Account.
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Insured – the person named as the “insured” on the Data Pages. The Insured may or may not be the Owner.
Owner – the person, including joint Owner, who owns all the rights and privileges of this Policy.
Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined.
Separate Account – the Principal National Life Insurance Company Variable Life Separate Account, an account established by us which has Divisions to which Net Premiums may be allocated under the Policy.
Underlying Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.
you, your – the Owner of the Policy.
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